UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 29, 2012, the National Institute for Health and Clinical Excellence (NICE), a special health authority of the English National Health Service (NHS) responsible for providing guidance to the NHS in England and Wales on what represents the standards of care that local providers are expected to deliver, issued its provisional recommendations on the use of Esbriet® (pirfenidone) for the treatment of Idiopathic Pulmonary Fibrosis (IPF). NICE’s provisional recommendation is not to recommend pirfenidone for use on the NHS in England and Wales. This provisional recommendation is consistent with InterMune’s previously announced expectations described in its third quarter 2012 earnings call on November 7, 2012 regarding the likely outcome of the NICE provisional recommendation concerning the use of Esbriet for the treatment of IPF.

This recommendation is not NICE’s final guidance on pirfenidone, and the recommendation is only provisional at this stage and may change after further consultation. A second committee meeting will be held on January 29, 2013 where a second round of draft guidance may be published ahead of final guidance from NICE. InterMune expects this second assessment process to be completed in March 2013.

This Report contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect InterMune’s judgment and involve risks and uncertainties as of the date of this release, including without limitation the statements related to InterMune’s expectation regarding its potential success in receiving a positive recommendation from NICE with regard to the use of pirfenidone to treat IPF and the second round of draft guidance from NICE, including the timing of the second assessment process. All forward-looking statements and other information included in this Report are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements or information. InterMune’s actual results could differ materially from those described in InterMune’s forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 29, 2012 (the “Form 10-K”), most recent quarterly report on Form 10-Q filed with the SEC on November 9, 2012 (the “Form 10-Q”) and other periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates, including having no unexpected safety, toxicology, clinical or other issues and having no unexpected clinical trial results such as unexpected new clinical data and unexpected additional analysis of existing clinical data; (ii) risks related to unexpected regulatory actions or delays or government regulation generally; and (iii) risks related to our ability to successfully commercialize Esbriet in the EU. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K, Form 10-Q and InterMune’s other periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2012	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer